SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report(Date of Earliest Event Reported) February 24, 1995


                                 EQUITY AU, INC.
              (Exact Name of Registrant as Specified in its Charter


                                     Delaware
                 (State or Other Jurisdiction of Incorporation)


        33-20582                                  75-2276137
 Commission File Number                (IRS Employer Ident. No.)


                  119 Gold Lane, Mena, Arkansas        71953
            (Address of Principal Executive Offices)      (Zip Code)

                                 (407) 647-3952
              (Registrant's Telephone Number, Including Area Code)


                    17760 Preston Road, Dallas, Texas  75252
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.


    The Registrant is reporting that it is today relocating its corporate headquarters to its operating facilities in Mena, Arkansas. That address is 119 Gold Lane, Mena, Arkansas 91753, and the telephone number is (501) 389-6167, and the fax number is (501) 389-6568.

    Additionally, Kingman L. Hitz has resigned as President and acting Secretary, and will not be moving to Arkansas. Mr. Hitz has not resigned his position as a director of the Registrant.

    The Registrant has not yet selected a replacement for Mr.
Hitz.



                                    EXHIBITS

                                      None


                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Equity AU, Inc.
                                       (Registrant)



Date:   July 16,1996         By:            James Arch
                                      James Arch, Chairman